Form 3 Exhibit - Joint Filer Information

                                  Exhibit 99-1

Name:                                       Metropolitan Life Insurance Company*

Address:                                    One MetLife Way, Whippany,
                                            New Jersey 07981

Designated Filer:                           Daniel F. Scudder
                                            Associate General Counsel
                                            Metropolitan Life Insurance Company

Issuer & Ticker Symbol:                     DNP Select Income Fund Inc. ("DNP")

Date of Event Requiring                     July 9, 2014
Statement:

Signature: /s/Daniel F. Scudder
Daniel F. Scudder, Associate
General Counsel

                                  Exhibit 99-2

Name:                                       MetLife Reinsurance Company of South
                                            Carolina, Trust Account B **

Address:                                    One MetLife Way, Whippany,
                                            New Jersey 07981

Designated Filer:                           Daniel F. Scudder
                                            Associate General Counsel
                                            Metropolitan Life Insurance Company

Issuer & Ticker Symbol:                     DNP Select Income Fund Inc. ("DNP")

Date of Event Requiring Statement:          July 9, 2014

Signature: /s/Daniel F. Scudder
Daniel F. Scudder, Associate
General Counsel

                                  Exhibit 99-3

Name:                                       MetLife Reinsurance Company of
                                            Charleston, Trust Account B ***

Address:                                    One MetLife Way, Whippany,
                                            New Jersey 07981

Designated Filer:                           Daniel F. Scudder
                                            Associate General Counsel
                                            Metropolitan Life Insurance Company

Issuer & Ticker Symbol:                     DNP Select Income Fund Inc. ("DNP")

Date of Event Requiring                     July 9, 2014
Statement:

Signature: /s/Daniel F. Scudder
Daniel F. Scudder, Associate
General Counsel

*Metropolitan Life Insurance Company as a direct owner/purchaser of $16,500,000
(165 shares), PPN 23325P5#7, Floating Rate Mandatory Redeemable Preferred
Shares, Series D, $.001 par value per share, Due April 1, 2021.

** MetLife Reinsurance Company of South Carolina, Trust Account B as a direct owner/purchaser of $10,000,000 (100 shares), PPN 23325P5#7, Floating Rate
Mandatory Redeemable Preferred Shares, Series D, $.001 par value per share, Due
April 1, 2021 by Metropolitan Life Insurance Company, the investment manager.

*** MetLife Reinsurance Company of Charleston, Trust Account B as a direct owner/purchaser of $6,500,000 (65 shares), PPN 23325P5#7, Floating Rate
Mandatory Redeemable Preferred Shares, Series D, $.001 par value per share, Due
April 1, 2021 by Metropolitan Life Insurance Company, the investment manager.